SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 8, 2009

Multi-Color Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Ohio	0-16148	31-1125853
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

50 E-Business Way, Sharonville, Ohio	45241
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Registrant’s telephone number, including area code 513/381-1480

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 8, 2009, Multi-Color Corporation issued a press release announcing sales volume for the third quarter period ending December 31, 2008.

A copy of the press release is attached as Exhibit 99.1.

Item 2.05.	Costs Associated with Exit or Disposal Activities

On January 8, 2009, Multi-Color Corporation issued a press release announcing the consolidation of its heat transfer label manufacturing facility located in Framingham, Massachusetts into its other existing facilities.

A copy of the press release is attached as Exhibit 99.1.

Item 8.01.	Other Events

The Company has made certain immaterial amendments to its 1999 Executive Deferred Compensation Plan (“Plan”) in order to comply with Section 409A of the Internal Revenue Code.

A copy of the amended Plan is attached as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	1999 Executive Deferred Compensation Plan, as amended.

99.1	Press Release dated January 8, 2009 publicly announcing the actions reported therein.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-COLOR CORPORATION

By:	/s/ James H. Reynolds
Name:	James H. Reynolds
Title:	Vice President, Corporate Controller and Chief Accounting Officer

Date: January 8, 2009